ATTACHMENT A

                ADDITIONAL REPORTING PERSONS AND SIGNATURES

COMPANY / ADDRESS

AXA America Holdings, Inc.                         1290 Avenue of the Americas
                                                   New York, New York  10104

Oudinot Participations                             39, rue du Colisee
                                                   75008 Paris, France



Henri de Castries, Christopher Condron, and        25, avenue Matignon
Denis Duverne (collectively, the "AXA Voting       75008 Paris, France
Trustees") pursuant to the Amended and Restated
Voting Trust Agreement dated as of
May 12, 2002, with AXA.



By: /s/Alvin H. Fenichel
    --------------------------
    Alvin H. Fenichel, Attorney-in-Fact



MONY LIFE INSURANCE COMPANY                     1290 Avenue of the Americas
                                                New York, New York  10104

MONY LIFE INSURANCE COMPANY OF AMERICA          1290 Avenue of the Americas
                                                New York, New York  10104


SIGNED ON BEHALF OF THE ABOVE ENTITIES


By:  /s/ Alvin H. Fenichel
    -------------------------------
    Alvin H. Fenichel, Senior Vice
    President and Controller



Since no more than ten reporting persons may join in a single electronic Form 4 submission, a separate Form 4 is being filed today on behalf of the following reporting persons:


COMPANY / ADDRESS

AXA ASSURANCES I.A.R.D. MUTUELLE                 26, rue Drouot
                                                 75009 Paris, France

AXA ASSURANCES VIE MUTUELLE                      26, rue Drouot
                                                 75009 Paris, France

AXA                                              25, avenue Matignon
                                                 75008 Paris, France

AXA FINANCIAL, INC.                              1290 Avenue of the Americas
                                                 New York, New York  10104


AXA FINANCIAL (BERMUDA) LTD                      C/O 1290 Avenue of the Americas
                                                 New York, New York  10104

AXA EQUITABLE FINANCIAL SERVICES, LLC            1290 Avenue of the Americas
                                                 New York, New York  10104


AXA EQUITABLE LIFE INSURANCE COMPANY             1290 Avenue of the Americas
                                                 New York, New York  10104

EQUITABLE HOLDINGS, LLC                          1290 Avenue of the Americas
                                                 New York, New York  10104

ACMC, INC.                                       1290 Avenue of the Americas
                                                 New York, New York  10104

ECMC, LLC                                        1290 Avenue of the Americas
                                                 New York, New York  10104